Exhibit T3A.20

FORM 6 COMPANY NO. 39809

COMPANIES ACT OF BARBADOS

CERTIFICATE OF AMENDMENT

SICOG OIL AND GAS LIMITED
Name of Company

I hereby certify that the Articles of the above-mentioned company were amended

☐ Under Section 15 of the Companies Act in accordance with the attached notice;

☐ Under Section 33 of the Companies Act as set out in the attached Articles of Amendment designating a series of shares;

☐ Under Section 203 of the Companies Act as set out in the attached Articles of Amendment.

Form 5

FORM 5
THE COMPANIES ACT OF BARBADOS
(Sections 33 and 203)

ARTICLES OF AMENDMENT

1. Name of Company:	2. Company No:

SHERRITT INTERNATIONAL (CUBA) OIL & GAS LIMITED	39809

3.	The articles of the above named company are amended as follows:

Pursuant to Sections 197 (1) (a) of the Companies Act, Cap. 308 of the Laws of Barbados, the Articles of Incorporation of the Company be amended to

1.	change the name of the Company to the following:

SICOG OIL AND GAS LIMITED

Date:	Signature:	Title:

November 28th 2019	/s/ Kathy-Ann Monique Christian Kathy-Ann Monique Christian	DIRECTOR

For Ministry use only
Company Number: 39809	Filed: 2019-10-31

SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED

WRITTEN CONSENT OF THE SOLE SHAREHOLDER IN LIEU OF A

MEETING

The undersigned being the sole Shareholder of SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED (the “Company”) acting pursuant to the Companies Act Cap 308, hereby records the following information and adopts the following resolutions by Written Consent in Lieu of Meeting:

RESOLVED:

1.

That pursuant to section 197(l)(a) of the Companies Act Chapter 308 of the Laws of Barbados, that the Articles of Incorporation be amended to change the name of the Company to SICOG OIL AND GAS LIMITED

2.

That any one officer or director of the Company is authorised and directed on behalf of the Company to deliver Articles of Amendment, in duplicate, in the prescribed form to the appropriate authorities under the Companies Act and to sign and execute all documents and do all things necessary in connection with the foregoing.

3.	That the Director of the Company be authorised to revoke this special resolution without approval of the shareholder of the Company at any time before it is acted upon.

A telecopied transmission of this Consent by any person named below shall be sufficient to establish the signature of that person and to constitute the authority in writing of such person to the foregoing resolution.

IN WITNESS WHEREOF, the undersigned has executed this Consent this 19th day of November 2019.

SHERRITT INTERNATIONAL CORPORATION

/s/ Elvin Saruk.
Per: Elvin Saruk.
Senior Vice President, Oil & Gas and Power

I Kathy-Ann Monique Christian, one of the directors of Sherritt International (Cuba) Oil and Gas Limited do hereby certify that this is a true and correct copy of the original resolution.

/s/ Kathy-Ann Monique Christian
Kathy-Ann Monique Christian